PGIM Investments LLC

655 Broad Street

Newark, New Jersey 07102

April 5, 2018

The Board of Trustees of Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Re: Contractual Fee Waivers

PGIM Investments LLC (the “Manager”) hereby agrees to cap expenses / reimburse certain expenses and/or waive a portion of its investment management fee as more particularly described and set forth for each Portfolio listed on Exhibit A hereto.

Very truly yours,

PGIM Investments LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin
Title: Senior Vice President

Exhibit A

AST Bond Portfolio 2026: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2027: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2028: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Columbia Adaptive Risk Allocation Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser)(exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.280% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Emerging Managers Diversified Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of

Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST FQ Absolute Return Currency Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees)(exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.220% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Franklin Templeton K2 Global Absolute Return Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.170% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Global Growth Allocation Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to underlying investments in Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.190% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Legg Mason Diversified Growth Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Managed Alternatives Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales ) do not exceed 1.470% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Morgan Stanley Multi-Asset Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.420% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Neuberger Berman Long/Short Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.420% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Prudential Flexible Multi-Strategy Portfolio: The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.480% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST T. Rowe Price Diversified Real Growth Portfolio: The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2019. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Portfolio’s average daily net assets through June 30, 2019. These arrangements may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Wellington Management Real Total Return: The Manager has contractually agreed to waive 0.133% of its investment management fee through June 30, 2019. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.420% of the Portfolio’s average daily net assets through June 30, 2019. These arrangements may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.